Supplement dated May 24, 2023

to the

Statement of Additional Information (the “SAI”), dated March 30, 2023 of

NXG NextGen Infrastructure Fund
(formerly, Cushing NextGen Infrastructure Fund)
NXG Global Clean Equity Fund
(formerly, Global Clean Equity Fund)

each a series of
Cushing Mutual Funds Trust

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.
On May 23, 2023, the Trust held a special meeting of shareholders to elect trustees. At the special meeting, shareholders elected the Trustee nominees of the Board, Mr. Brian R. Bruce, Ms. Andrea N. Mullins, Mr. Ronald P. Trout and Mr. John H. Alban, each to hold office until his or her successor is elected and duly qualified. Effective upon the election of the Trustee nominees, Mr. Jerry Swank has resigned from his position as an Interested Trustee of the Trust. Accordingly, effective immediately, all references to Mr. Swank serving as an Interested Trustee of the Trust throughout the SAI are removed in their entirety.
Effective immediately, the following information replaces the table under the heading “Management of the Funds—Board of Trustees” in the SAI.

Name and Year of Birth	Position(s) Held With the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chair of the Board	Trustee Since 2017; Chair since 2023	Retired. Chief Executive Officer, Hillcrest Asset Management, LLC (2008 –2022) (registered investment adviser).	4	CM Advisers Family of Funds (2 series) (2003 – 2020).
Andrea N. Mullins (1967)	Trustee and Chair of Audit Committee	Trustee since 2021	Private Investor; Independent Contractor, SWM Advisors (2014-present).	4	Valued Advisers Trust (2013-present) (series trust/mutual funds); Angel Oak Family of Funds (2019-present).
Ronald P. Trout (1939)	Trustee and Chair of the Nominating and Corporate Governance Committee	Trustee since 2017	Retired. Previously, a founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 – 2002) (investment management company).	4	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).
Interested Trustee
John H. Alban(2) (1963)	Trustee	Trustee since 2023	Retired. Previously, Chief Executive Officer (2019 – 2022) and Chief Operating Officer (2010 – 2022) of the Adviser; Chief Executive Officer and President of funds in the Fund Complex (2021-2022).	4	None
(1)The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Investment Adviser serves as investment adviser. As of the date of this SAI, there are four funds in the Fund Complex.
(2)Mr. Alban is an “interested person” of the Funds, as defined under the 1940 Act, by virtue of his former position as an employee, officer and equityholder of the Investment Adviser.

Effective immediately, the following information is hereby added under the heading the “Management of the Funds—Trustee Qualifications” in the SAI.
The Board has determined that Mr. Alban should serve as a Trustee based on several factors (none of which alone is decisive). Mr. Alban has served as a Trustee of a fund in the Fund Complex since January 2023. Through his former positions as the Chief Executive Officer of the Adviser from 2019-2022 and as Chief Operating Officer of the Adviser from 2010-2022 and his experience as Chief Executive Officer and President of the funds in the Fund complex from 2021-2022, Mr. Alban is experienced in financial, regulatory and investment matters.
Effective immediately, the following information is hereby added under the heading the “Management of the Funds—Trustee Share Ownership" in the SAI.
As of March 1, 2023, Mr. Alban did not beneficially own shares of the Funds. Mr. Alban owned, in the aggregate, shares of funds in the family of registered investment companies in the range of $10,001-$50,000.

Please retain this Supplement for your future reference.